                                                                    EXHIBIT 23.3



INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of UTI Corporation on Form S-1 of our report dated March 25, 1999 on the consolidated financial statements of Noble-Met, Ltd. and Subsidiary as of December 31, 1998 and for the years ended December 31, 1998 and 1997, appearing in the Prospectus, which is a part of this Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.


/s/KPMG LLP

Roanoke, Virginia
December 22, 2000



                                       1